SEMI
Annual
Report


[GRAPHIC OMITTED]


                                  JUNE 30, 2002




FRANKLIN NEW YORK TAX-FREE TRUST


   FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

   FRANKLIN NEW YORK INTERMEDIATE-TERM
   TAX-FREE INCOME FUND

   FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND





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[LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
INVESTMENTS

                                                    THANK YOU FOR INVESTING WITH
                                                FRANKLIN TEMPLETON. WE ENCOURAGE
                                           OUR INVESTORS TO MAINTAIN A LONG-TERM
                                               PERSPECTIVE AND REMEMBER THAT ALL
                                             SECURITIES MARKETS MOVE BOTH UP AND
                                           DOWN, AS DO MUTUAL FUND SHARE PRICES.
                                                 WE APPRECIATE YOUR PAST SUPPORT
                                                AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.





[PHOTO OMITTED]
CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN NEW YORK TAX-FREE TRUST
SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL
BOND DEPARTMENT


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


SHAREHOLDER LETTER


Dear Shareholder:

We are pleased to bring you Franklin New York Tax-Free Trust's semiannual report covering the period ended June 30, 2002. After a recession, the U.S. economy showed some positive signs of recovery during the six months under review. Although the exact pace of the recovery remains uncertain, continued resilience from the U.S. consumer as well as improving productivity conditions signaled the economy's bright spots. After a series of interest rate reductions in 2001, the Federal Reserve Board (the Fed) switched to a neutral stance at its March 2002 meeting. Throughout the six-month period the federal funds target rate remained unchanged at 1.75%, its lowest level in more than 40 years. The impact of the Fed's previous efforts, corporate inventory depletion, and significant government expenditure for homeland security and the war against terrorism contributed to a surprisingly strong gross domestic product (GDP) growth rate of 5.0% annualized in first quarter 2002.

U.S. securities markets experienced mixed results in response to the Fed's decisions, uncertain pace of recovery and continued armed conflicts in Afghanistan and the Middle East. After posting positive returns for fourth quarter 2001 and first quarter 2002, the first consecutive quarterly gains since 1999, the broad Standard & Poor's 500 Composite Index




CONTENTS



Shareholder Letter .........................     1

Special Feature:
Understanding Your
Tax-Free Income Fund .......................     8

Fund Reports

 Franklin New York Insured
 Tax-Free Income Fund ......................    13

 Franklin New York
 Intermediate-Term
 Tax-Free Income Fund ......................    18

 Franklin New York
 Tax-Exempt Money Fund .....................    22

Municipal Bond Ratings .....................    24

Financial Highlights &
Statements of Investments ..................    27

Financial Statements .......................    41

Notes to
Financial Statements .......................    46

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

(S&P 500) slipped back into negative territory beginning in April. (1) Lower corporate earnings announcements and investors' skepticism of corporate integrity following Enron's collapse added to the equity market's troubles. Not surprisingly investors' risk aversion increased, and by the end of the second quarter 2002, this sentiment led to significant market volatility.


BOND MARKET OVERVIEW
For much of the six-month reporting period, fixed income markets, including municipal bonds, generally performed well, aided primarily by falling short-term interest rates and rising investor demand for the perceived safety of bonds versus stocks. Consequently, U.S. Treasuries outperformed the S&P 500 during the period.(2) The bond market's progress was uneven, however, and the Treasury yield curve, representing yields of short- to long-term Treasuries, steepened. This shift in the yield curve was most visible in the reporting period's last four months as bond investors began to detect the end of the recession and the Fed's monetary easing policy. Overall, the 30-year Treasury bond's yield increased slightly from 5.47% at the beginning of the reporting period to 5.51% on June 30, 2002. During this same period, the 10-Year Treasury bond's yield dropped from 5.07% to 4.86%, and the 2-year Treasury note's yield fell from 3.07% to 2.90%. Short-term interest rates fell largely due to the Fed's actions and investors' economic worries.







1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
2. Source: Standard & Poor's Micropal. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

The municipal bond market ended the six-month reporting period with lower yields. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, yielded 5.44% at the beginning of the period and 5.28% on June 30, 2002.(3) Bond yield and price move in an inverse relationship so that as yields decline, prices rise. Municipal bonds benefited from robust retail and institutional demand, and held up well despite widening Treasury yield spreads and an increase in new-issue supply. At the end of the reporting period, municipal bonds continued to offer attractive tax-equivalent yields over comparable taxable investments.

Looking forward, despite strong first quarter GDP, business investment and exports remain weak, offering little protection if consumer demand slows due to continuing layoffs, slower wage growth and rising energy prices. However, low interest rates, which have so far bolstered housing and retail sales, may continue to drive the nascent economic recovery. With strong productivity and benign inflation, we expect the Fed to hold off raising interest rates until clear evidence of a sustainable recovery appears. As for our outlook for municipal bonds, demand should remain strong given the large number of bond calls, maturities and coupon payments expected to be reinvested into the municipal bond market given the attractive tax-equivalent yields they currently offer.




3. Source: THE BOND BUYER, 7/1/02. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.





WHAT DOES
"TAXABLE EQUIVALENT" MEAN FOR YOU?
FOR YIELD AND DISTRIBUTION RATE, THE TAXABLE EQUIVALENT IS THE AMOUNT A TAXABLE INVESTMENT WOULD HAVE TO EARN TO MATCH A TAX-FREE INVESTMENT SUCH AS MUNICIPAL BONDS.* YOU CAN FIND YOUR FUND'S TAXABLE EQUIVALENT DISTRIBUTION RATE AND YIELD IN THE PERFORMANCE SUMMARY OF EACH FUND'S REPORT.





*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

NEW YORK UPDATE
With a gross state product of nearly $800 billion, New York accounted for about 8% of U.S. GDP in 2000.(4) After improving steadily, the state's deep and diverse economy weakened in 2001 along with the rest of the Northeast, influenced primarily by the national recession and the September 11 tragedies. In recent years the state's robust growth was driven largely by New York City's booming financial services sector, which helped generate economic activity and revenue growth consistently higher than forecasts. It is this same dependence on the volatile financial services sector that exacerbated New York's current budget stresses as the stock market's direction changed for the worse over the past two years.

The unforeseeable terrorist attacks at the World Trade Center and ensuing economic disruption certainly tested the state's financial management abilities. The state was able to close an estimated $6.8 billion budget deficit by drawing on existing reserves and enacting expenditure adjustments. Another shortfall in April, stemming from revenue declines totaling $1.4 billion, primarily resulted from waning personal income taxes and September 11 related business losses.(5) The state similarly drew upon existing balances to close this presumably nonrecurring gap.

Before its recent difficulties, New York managed to record six years of large (often $1 billion-plus) operating surpluses





4. Source: Bureau of Economic Analysis, 6/10/02, www.bea.gov.
5. Source: Standard & Poor's, RATINGSDIRECT, 5/30/02.

through fiscal year 2001, increasing its financial cushion while absorbing personal income and corporate tax reductions in an effort to retain and attract new businesses to the state.(6) These accumulated balances enabled the Empire State to respond financially to the extraordinary events better than some other affected states.

Although New York's debt levels remained above average, the state adopted a debt reduction program to implement a modest pay-as-you-go capital mechanism and gradually reduce future borrowings. The state's tax-supported debt, including general obligation (GO) bonds and appropriation-backed debt, amounted to $29.4 billion at the end of fiscal year 2001, with resident debt levels at $1,606 per capita and 4.2% of personal income well above the national averages.(7) Employment growth is forecast to decline 1.2% in fiscal year 2002 (roughly double the national estimate), and then grow 0.9% in fiscal year 2003.(7, 5) Wealth levels remain strong with expectations of a 3.5% personal income increase for fiscal year 2003.(5)

New York's solid balance sheet and improving budgetary regime over the past several years are helping the state respond appropriately to current challenges. A highly educated workforce, extensive infrastructure and world-class universities solidify the Empire State's economic strength. As such, Moody's, an independent credit rating agency, maintained New York's GO bond rating of Aaa with a positive outlook




6. Source: Standard & Poor's, RATINGSDIRECT, STATE OF THE STATES: FISCAL 2003 PRESENTS MANY CHALLENGES, 3/5/02.
7. Source: Standard & Poor's, RATINGSDIRECT, STATE REVIEW: NEW YORK, 3/13/02.

[SIDEBAR]

"... MOODY'S ... MAINTAINED NEW YORK'S GO BOND RATING OF AAA. ..."

throughout the reporting period.(8) The current stability reflected in Moody's credit rating recognizes New York for its evolution toward a conservative fiscal posture.

Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment. Predicting market cycles is very difficult, even for professional economists, which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bonds will ultimately drive the Fund's total return performance. Overall, we believe our professionally managed portfolio can provide investors with high credit quality and valuable, tax-free income, for the long term.

We encourage you to discuss your financial goals with a financial advisor who can address concerns about volatility, help you diversify your investments and keep you focused on the long term. Municipal bond mutual funds may provide an attractive investment for those seeking tax-free income and a way to lower risk.(9)




8. Source: Moody's Investors Service, NEW YORK (STATE OF), 2/13/02. This does not indicate Moody's rating of the Fund.
9. For investors subject to the federal or state alternative minimum tax, all or a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Thank you for your continued support. We welcome your questions and look forward to serving your investment needs in the years ahead.

Sincerely,

/S/SIGNATURE
Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust

/S/SIGNATURE
Sheila Amoroso

/S/SIGNATURE
Rafael R. Costas Jr.

Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department





A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301.
AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS
ON OUR WEBSITE.

Q

  &

    A


SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES DIVIDENDS AND FUND PRICES TO FLUCTUATE



DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.


Q.   WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001.







              NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE



                       NOT PART OF THE SHAREHOLDER REPORT

     It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

     Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.


Q.   HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

A.   INTEREST RATES AND BOND PRICES:
     AN INVERSE RELATIONSHIP
     Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.




[GRAPHIC OMITTED]


                       NOT PART OF THE SHAREHOLDER REPORT

     As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001.

     INTEREST RATES AND TAX-FREE DIVIDENDS

     When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

     When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.


Q.   WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

     Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.




                       NOT PART OF THE SHAREHOLDER REPORT

     For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate has been around 5.35%.1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

     Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


Q.   SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE
     FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.




[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
The following graph compares municipal bond prices versus interest rates* from July 1982 through June 2002.


  Date                  Interest Rates        Municipal Bond Prices
 Jul 1982                  13.95%                      $83.52
 Aug 1982                  13.06%                      $89.43
 Sep 1982                  12.34%                      $87.34
 Oct 1982                  10.91%                      $86.14
 Nov 1982                  10.55%                      $88.55
 Dec 1982                  10.54%                      $92.05
 Jan 1983                  10.46%                      $90.42
 Feb 1983                  10.72%                      $93.23
 Mar 1983                  10.51%                      $91.15
 Apr 1983                  10.40%                      $93.42
 May 1983                  10.38%                      $89.02
 Jun 1983                  10.85%                      $90.56
 Jul 1983                  11.38%                      $90.25
 Aug 1983                  11.85%                      $90.73
 Sep 1983                  11.65%                      $91.47
 Oct 1983                  11.54%                      $88.97
 Nov 1983                  11.69%                      $88.86
 Dec 1983                  11.83%                      $90.31
 Jan 1984                  11.67%                      $91.80
 Feb 1984                  11.84%                      $90.71
 Mar 1984                  12.32%                      $92.76
 Apr 1984                  12.63%                      $92.19
 May 1984                  13.41%                      $88.68
 Jun 1984                  13.56%                      $87.14
 Jul 1984                  13.36%                      $89.90
 Aug 1984                  12.72%                      $86.53
 Sep 1984                  12.52%                      $91.62
 Oct 1984                  12.16%                      $93.61
 Nov 1984                  11.57%                      $92.98
 Dec 1984                  11.50%                      $93.48
 Jan 1985                  11.38%                      $96.60
 Feb 1985                  11.51%                      $92.70
 Mar 1985                  11.86%                      $94.04
 Apr 1985                  11.43%                      $95.93
 May 1985                  10.85%                      $96.82
 Jun 1985                  10.16%                      $96.21
 Jul 1985                  10.31%                      $95.75
 Aug 1985                  10.33%                      $95.42
 Sep 1985                  10.37%                      $94.26
 Oct 1985                  10.24%                      $96.13
 Nov 1985                   9.78%                      $99.29
 Dec 1985                   9.26%                      $98.66
 Jan 1986                   9.19%                     $102.32
 Feb 1986                   8.70%                     $103.28
 Mar 1986                   7.78%                     $101.67
 Apr 1986                   7.30%                     $101.91
 May 1986                   7.71%                      $99.80
 Jun 1986                   7.80%                     $101.71
 Jul 1986                   7.30%                     $100.24
 Aug 1986                   7.17%                     $103.37
 Sep 1986                   7.45%                     $102.20
 Oct 1986                   7.43%                     $102.97
 Nov 1986                   7.25%                     $103.63
 Dec 1986                   7.11%                     $103.02
 Jan 1987                   7.08%                     $105.34
 Feb 1987                   7.25%                     $104.87
 Mar 1987                   7.25%                     $102.99
 Apr 1987                   8.02%                     $100.49
 May 1987                   8.61%                      $99.66
 Jun 1987                   8.40%                     $101.15
 Jul 1987                   8.45%                     $101.08
 Aug 1987                   8.76%                     $100.65
 Sep 1987                   9.42%                      $97.95
 Oct 1987                   9.52%                      $99.99
 Nov 1987                   8.86%                      $99.38
 Dec 1987                   8.99%                      $99.62
 Jan 1988                   8.67%                     $104.13
 Feb 1988                   8.21%                     $104.48
 Mar 1988                   8.37%                     $102.56
 Apr 1988                   8.72%                     $102.17
 May 1988                   9.09%                     $101.25
 Jun 1988                   8.92%                     $102.00
 Jul 1988                   9.06%                     $101.79
 Aug 1988                   9.26%                     $101.04
 Sep 1988                   8.98%                     $102.18
 Oct 1988                   8.80%                     $103.16
 Nov 1988                   8.96%                     $101.53
 Dec 1988                   9.11%                     $101.88
 Jan 1989                   9.09%                     $102.78
 Feb 1989                   9.17%                     $100.95
 Mar 1989                   9.36%                      $99.96
 Apr 1989                   9.18%                     $101.72
 May 1989                   8.86%                     $103.09
 Jun 1989                   8.28%                     $103.97
 Jul 1989                   8.02%                     $104.40
 Aug 1989                   8.11%                     $102.64
 Sep 1989                   8.19%                     $101.82
 Oct 1989                   8.01%                     $102.08
 Nov 1989                   7.87%                     $103.12
 Dec 1989                   7.84%                     $103.29
 Jan 1990                   8.21%                     $103.06
 Feb 1990                   8.47%                     $103.39
 Mar 1990                   8.59%                     $102.95
 Apr 1990                   8.79%                     $102.02
 May 1990                   8.76%                     $103.34
 Jun 1990                   8.48%                     $103.61
 Jul 1990                   8.47%                     $103.28
 Aug 1990                   8.75%                     $101.26
 Sep 1990                   8.89%                     $100.79
 Oct 1990                   8.72%                     $101.85
 Nov 1990                   8.39%                     $103.26
 Dec 1990                   8.08%                     $103.19
 Jan 1991                   8.09%                     $103.89
 Feb 1991                   7.85%                     $104.02
 Mar 1991                   8.11%                     $103.37
 Apr 1991                   8.04%                     $103.75
 May 1991                   8.07%                     $103.88
 Jun 1991                   8.28%                     $103.16
 Jul 1991                   8.27%                     $103.66
 Aug 1991                   7.90%                     $103.51
 Sep 1991                   7.65%                     $104.29
 Oct 1991                   7.53%                     $104.61
 Nov 1991                   7.42%                     $104.31
 Dec 1991                   7.09%                     $105.89
 Jan 1992                   7.03%                     $105.46
 Feb 1992                   7.34%                     $104.84
 Mar 1992                   7.54%                     $104.15
 Apr 1992                   7.48%                     $104.49
 May 1992                   7.39%                     $105.05
 Jun 1992                   7.26%                     $106.32
 Jul 1992                   6.84%                     $109.47
 Aug 1992                   6.59%                     $107.80
 Sep 1992                   6.42%                     $107.82
 Oct 1992                   6.59%                     $105.94
 Nov 1992                   6.87%                     $107.20
 Dec 1992                   6.77%                     $107.69
 Jan 1993                   6.39%                     $106.54
 Feb 1993                   6.03%                     $109.63
 Mar 1993                   6.03%                     $107.91
 Apr 1993                   6.05%                     $108.38
 May 1993                   6.16%                     $108.15
 Jun 1993                   5.80%                     $109.07
 Jul 1993                   5.83%                     $105.93
 Aug 1993                   5.45%                     $107.34
 Sep 1993                   5.40%                     $107.70
 Oct 1993                   5.43%                     $107.18
 Nov 1993                   5.83%                     $105.41
 Dec 1993                   5.83%                     $106.86
 Jan 1994                   5.70%                     $107.37
 Feb 1994                   6.15%                     $103.87
 Mar 1994                   6.78%                      $98.94
 Apr 1994                   6.95%                      $99.25
 May 1994                   7.12%                      $99.59
 Jun 1994                   7.34%                      $98.41
 Jul 1994                   7.12%                      $99.69
 Aug 1994                   7.19%                      $99.52
 Sep 1994                   7.62%                      $97.55
 Oct 1994                   7.81%                      $95.24
 Nov 1994                   7.91%                      $92.97
 Dec 1994                   7.84%                      $94.53
 Jan 1995                   7.60%                      $96.71
 Feb 1995                   7.22%                      $99.07
 Mar 1995                   7.20%                      $99.68
 Apr 1995                   7.07%                      $99.24
 May 1995                   6.30%                     $101.87
 Jun 1995                   6.21%                     $100.34
 Jul 1995                   6.45%                     $100.74
 Aug 1995                   6.28%                     $101.47
 Sep 1995                   6.17%                     $101.55
 Oct 1995                   6.03%                     $102.48
 Nov 1995                   5.76%                     $103.63
 Dec 1995                   5.58%                     $103.43
 Jan 1996                   5.60%                     $103.70
 Feb 1996                   6.13%                     $102.47
 Mar 1996                   6.34%                     $100.60
 Apr 1996                   6.66%                      $99.82
 May 1996                   6.85%                      $99.32
 Jun 1996                   6.73%                      $99.93
 Jul 1996                   6.80%                     $100.37
 Aug 1996                   6.96%                      $99.85
 Sep 1996                   6.72%                     $100.75
 Oct 1996                   6.37%                     $100.03
 Nov 1996                   6.06%                     $101.35
 Dec 1996                   6.43%                     $100.45
 Jan 1997                   6.53%                     $100.15
 Feb 1997                   6.58%                     $100.50
 Mar 1997                   6.92%                      $98.61
 Apr 1997                   6.72%                      $99.01
 May 1997                   6.67%                     $100.06
 Jun 1997                   6.51%                     $100.65
 Jul 1997                   6.02%                     $102.98
 Aug 1997                   6.34%                     $101.40
 Sep 1997                   6.12%                     $101.60
 Oct 1997                   5.84%                     $101.75
 Nov 1997                   5.86%                     $101.84
 Dec 1997                   5.75%                     $102.73
 Jan 1998                   5.53%                     $103.22
 Feb 1998                   5.62%                     $102.73
 Mar 1998                   5.67%                     $102.30
 Apr 1998                   5.68%                     $101.38
 May 1998                   5.56%                     $102.40
 Jun 1998                   5.44%                     $102.17
 Jul 1998                   5.50%                     $101.95
 Aug 1998                   5.05%                     $103.09
 Sep 1998                   4.44%                     $103.93
 Oct 1998                   4.64%                     $103.30
 Nov 1998                   4.74%                     $103.20
 Dec 1998                   4.65%                     $102.97
 Jan 1999                   4.66%                     $103.74
 Feb 1999                   5.29%                     $102.67
 Mar 1999                   5.25%                     $102.32
 Apr 1999                   5.36%                     $102.12
 May 1999                   5.64%                     $101.03
 Jun 1999                   5.81%                      $99.09
 Jul 1999                   5.92%                      $98.71
 Aug 1999                   5.98%                      $97.47
 Sep 1999                   5.90%                      $97.08
 Oct 1999                   6.06%                      $95.62
 Nov 1999                   6.18%                      $96.09
 Dec 1999                   6.28%                      $94.56
 Jan 2000                   6.68%                      $93.74
 Feb 2000                   6.42%                      $94.43
 Mar 2000                   6.03%                      $96.08
 Apr 2000                   6.23%                      $94.88
 May 2000                   6.29%                      $93.87
 Jun 2000                   6.03%                      $95.93
 Jul 2000                   6.04%                      $96.82
 Aug 2000                   5.73%                      $97.89
 Sep 2000                   5.80%                      $96.91
 Oct 2000                   5.77%                      $97.55
 Nov 2000                   5.48%                      $97.81
 Dec 2000                   5.12%                      $99.82
 Jan 2001                   5.19%                     $100.36
 Feb 2001                   4.92%                     $100.26
 Mar 2001                   4.95%                     $100.75
 Apr 2001                   5.35%                      $99.18
 May 2001                   5.43%                      $99.79
 Jun 2001                   5.42%                      $99.82
 Jul 2001                   5.07%                     $100.90
 Aug 2001                   4.79%                     $102.15
 Sep 2001                   4.60%                     $101.40
 Oct 2001                   4.30%                     $102.17
 Nov 2001                   4.78%                     $100.85
 Dec 2001                   5.07%                      $99.44
 Jan 2002                   5.07%                     $100.70
 Feb 2002                   4.88%                     $101.55
 Mar 2002                   5.42%                      $99.08
 Apr 2002                   5.11%                     $100.59
 May 2002                   5.08%                     $100.78
 Jun 2002                   4.86%                     $100.99


*Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.



1. Based on the yield of the Bond Buyer 40 Index as of June 30, 2002.



                       NOT PART OF THE SHAREHOLDER REPORT

     We generally invest in current coupon securities to maximize tax-free income for our shareholders.(2) Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.

Q. HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital.(3) Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

     Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.




2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.
3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.


                                         [LOGO OMITTED]
                      FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
                                           INVESTMENTS

                                         SR TFINS 08/02





                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN NEW YORK INSURED
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL,
NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES WHILE SEEKING PRESERVATION OF CAPITAL THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED NEW YORK MUNICIPAL SECURITIES. (1,2)
--------------------------------------------------------------------------------


New York municipal bond supply increased 102.2% in the first half of 2002, to $21.5 billion, from $10.6 billion in the same period of 2001. Yet, demand for New York municipal bonds outstripped supply as New York bond yields declined during the six months ended June 30, 2002. During the reporting period, many high-profile municipalities sold large bond issues, and future calendars indicate that this trend may continue.

Within this environment, we sought to take advantage of the increased supply to purchase optimal structures. We used the primary markets to diversify the Fund's holdings, as we bought scarce, high-quality bonds at historically attractive yield





1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 29.


PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
6/30/02

                                 % OF TOTAL
                                  LONG-TERM
                                 INVESTMENTS
--------------------------------------------

Utilities                          22.7%

Subject to Government
Appropriations                     17.5%

Higher Education                   14.8%

Hospital & Health Care             12.5%

General Obligation                  8.3%

Transportation                      7.0%

Other Revenue                       6.5%

Prerefunded                         6.2%

Tax-Supported                       2.8%

Housing                             1.7%

DIVIDEND DISTRIBUTIONS*
Franklin New York Insured Tax-Free Income Fund
1/1/02-6/30/02

                                           DIVIDEND PER SHARE
                                      ------------------------------------

MONTH                                     CLASS A           CLASS C
--------------------------------------------------------------------------
January                                  4.53 cents        3.99 cents
February                                 4.53 cents        3.99 cents
March                                    4.53 cents        3.99 cents
April                                    4.53 cents        3.99 cents
May                                      4.53 cents        3.99 cents
June                                     4.53 cents        4.01 cents
--------------------------------------------------------------------------
TOTAL                                   27.18 CENTS       23.96 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



spreads. Significant purchases during the six-month reporting period included MTA Transportation Revenue, Amherst IDA Civic Facility Revenue, New York State Dormitory Authority Revenue for Iona College, and New York City Trust Cultural Resources Revenue for the Museum of Modern Art bonds.

While using the available supply to stay fully invested, we utilized the strong retail demand for New York municipal bonds to sell some of our more poorly structured and lower rated bonds. Sales during the period under review included Suffolk County GO, New York State Power Authority Revenue, and Triborough Bridge and Tunnel Authority Revenue bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 16 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.59%, based on an annualization of the current 4.53 cent ($0.0453) per share dividend and the maximum offering price of $11.84 on June 30, 2002. An investor in the maximum combined federal and New York state and City tax bracket of 45.01% would need to earn 8.35% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we believe the municipal bond market's fundamentals continue to look favorable. Given municipal bonds' credit quality, we expect ongoing demand strength from individual and institutional investors for long-term municipal bonds. As the financial markets stabilize and investors continue to realize the benefits of asset allocation, we believe municipal bond funds' appeal will increase as an attractive component of a well-balanced portfolio. For the long term, we believe the Fund should perform well as we maintain our conservative, buy-and-hold investment philosophy.







--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------







PERFORMANCE SUMMARY AS OF 6/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE         6/30/02        12/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.12         $11.34          $11.22
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.2718

CLASS C                        CHANGE         6/30/02        12/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.13         $11.48          $11.35
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.2396






Past performance does not guarantee future results.

PERFORMANCE






CLASS A                                    6-MONTH    1-YEAR       5-YEAR       10-YEAR
-----------------------------------------------------------------------------------------
Cumulative Total Return (1)                 +3.50%     +5.34%      +29.27%     +79.52%
Average Annual Total Return (2)             -0.91%     +0.88%       +4.36%      +5.57%

Distribution Rate (3)                        4.59%
Taxable Equivalent Distribution Rate (4)     8.35%
30-Day Standardized Yield (5)                3.78%
Taxable Equivalent Yield (4)                 6.87%

                                                                                INCEPTION
CLASS C                                      6-MONTH    1-YEAR      5-YEAR      (5/1/95)
-----------------------------------------------------------------------------------------
Cumulative Total Return (1)                  +3.26%     +4.79%      +26.00%      +46.16%
Average Annual Total Return (2)              +1.28%     +2.71%       +4.51%       +5.29%

Distribution Rate (3)                         4.15%
Taxable Equivalent Distribution Rate (4)      7.55%
30-Day Standardized Yield (5)                 3.39%
Taxable Equivalent Yield (4)                  6.16%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 6/30/02.
4. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and New York state and City personal income tax bracket of 45.01%, based on the federal income tax rate of 38.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

CREDIT QUALITY BREAKDOWN
Franklin New York Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments
6/30/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA - 64.2%
AA - 16.4%
A - 9.8%
BBB - 7.6%
BB - 2.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL, NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES WHILE SEEKING PRESERVATION OF CAPITAL. THE FUND'S PORTFOLIO CONSISTS MAINLY OF NEW YORK MUNICIPAL SECURITIES WITH AN AVERAGE WEIGHTED MATURITY (THE TIME AT WHICH THE DEBT MUST BE REPAID) BETWEEN 3 AND 10 YEARS. (1)
--------------------------------------------------------------------------------


New York municipal bond supply increased 102.2% in the first half of 2002, to $21.5 billion, from $10.6 billion in the same period of 2001. Yet, demand for New York municipal bonds outstripped supply as New York bond yields declined during the six months ended June 30, 2002. During the reporting period, many high-profile municipalities sold large bond issues, and future calendars indicate that this trend may continue.

Within this environment, we sought to take advantage of the increased supply to purchase optimal structures. We used the primary markets to diversify the Fund's holdings, as we bought scarce, high-quality bonds at historically attractive yield spreads. Significant purchases during six-month reporting





1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 34.

period included New York State GO, Clarence Central School District, Long Island Power Authority Electric System Revenue, New York State Urban Development Corp. Revenue Correctional Capital Facilities, and Amherst Civic Facility Revenue University of Buffalo Foundation Student Housing Creekside bonds.

While using the available supply to stay fully invested, we utilized the strong retail demand for New York municipal bonds to sell some of our more poorly structured and lower rated bonds. We sold our New Rochelle Municipal Housing Authority Revenue bonds during the period under review.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary on page 21 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.02%. An investor in the maximum combined federal and New York state and City tax bracket of 45.01% would need to earn 7.31% from a taxable investment to match the Fund's tax-free distribution rate.







PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term
Tax-Free Income Fund
6/30/02

                                % OF TOTAL
                                 LONG-TERM
                                INVESTMENTS
-------------------------------------------

General Obligation                32.1%

Subject to Government
Appropriations                    15.6%

Utilities                         11.6%

Prerefunded                        8.5%

Tax-Supported                      8.2%

Transportation                     7.4%

Hospital & Health Care             7.0%

Other Revenue                      5.3%

Higher Education                   2.2%

Housing                            2.1%

DIVIDEND DISTRIBUTIONS*
Franklin New York Intermediate-Term
Tax-Free Income Fund - Class A
1/1/02-6/30/02

                           DIVIDEND
MONTH                      PER SHARE
------------------------------------------
January                   4.0 cents
February                  4.0 cents
March                     3.7 cents
April                     3.7 cents
May                       3.7 cents
June                      3.7 cents
------------------------------------------
TOTAL                     22.8 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.






Looking ahead, we believe the municipal bond market's fundamentals continue to look favorable. Given municipal bonds' credit quality, we expect ongoing demand strength from individual and institutional investors for long-term municipal bonds. As the financial markets stabilize and investors continue to realize the benefits of asset allocation, we believe municipal bond funds' appeal will increase as an attractive component of a well-balanced portfolio. For the long term, we believe the Fund should perform well as we maintain our conservative, buy-and-hold investment philosophy.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         6/30/02  12/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.29         $10.80    $10.51
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.228



PERFORMANCE

                                                                       INCEPTION
CLASS A                          6-MONTH       1-YEAR      5-YEAR      (9/21/92)
--------------------------------------------------------------------------------
Cumulative Total Return (1)       +4.93%       +6.39%      +33.58%       +75.68%
Average Annual Total Return (2)   +2.59%       +4.04%       +5.48%        +5.69%

Distribution Rate (3)                       4.02%
Taxable Equivalent Distribution Rate (4)    7.31%
30-Day Standardized Yield (5)               3.35%
Taxable Equivalent Yield (4)                6.09%




FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and the yield for the period would have been 3.20%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.
3. Distribution rate is based on an annualization of the current 3.7 cent per share dividend and the maximum offering price of $11.05 per share on 6/30/02.
4. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and New York state and City personal income tax bracket of 45.01%, based on the federal income tax rate of 38.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN NEW YORK
TAX-EXEMPT MONEY FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES WHILE SEEKING PRESERVATION OF CAPITAL AND LIQUIDITY. THE FUND'S PORTFOLIO CONSISTS MAINLY OF SHORT-TERM MUNICIPAL DEBT SECURITIES ISSUED IN NEW YORK. THE FUND IS MANAGED TO MAINTAIN A $1.00 SHARE PRICE. (1)
--------------------------------------------------------------------------------


After 11 interest rate cuts in 2001, the Federal Reserve Board (the Fed) switched its aggressive bias to neutral in early 2002 as the economy seemed to make encouraging progress within a low-inflation environment. The Fed maintained the 1.75% federal funds target rate, a 40-year low, throughout the six months under review. Not surprisingly, the impact of the Fed's 475 basis points (4.75%) reduction in 2001 lingered for yields on tax-exempt money market portfolios. Franklin New York Tax-Exempt Money Fund's seven-day effective yield decreased to 0.92% on June 30, 2002, from 1.17% at the beginning of the period. In spite of this, the Fund's assets continued to grow as net assets increased 11.1%, from $70.2 million on December 31, 2001, to $78.0 million on June 30, 2002.

The Fund's investment strategy continues to emphasize high quality and liquidity. We manage the Fund more conservatively





1. An investment in the Fund is not insured or guaranteed by the U.S. government or any other entity or institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 38.

than SEC guidelines require, seeking to ensure the safety and stability of the Fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase first- and second-tier securities. Franklin Templeton purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Although also allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds we purchase only plain vanilla, short-term securities. Although our strategy may result in lower yields than those of other money funds, we believe the increased yield offered by lower-rated and illiquid securities does not justify the added risk to shareholders.

During the six-month reporting period, the Fund participated in several attractive deals including New York State Dormitory Authority Mount Sinai TECP, New York State Dormitory Authority Revenue Rockefeller University VRDN, and Nassau County Interim Finance Authority Revenue BAN.

Although the pace of the U.S. economic growth remains sluggish, we see improving conditions. Low interest rates, which have so far bolstered consumer confidence and boosted housing and retail sales, may continue to spur economic activity. With evidence of increasing productivity and benign inflation, we expect the Fed to hold off raising interest rates until clear evidence of a sustainable recovery appears.





--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------







PERFORMANCE SUMMARY
Franklin New York
Tax-Exempt Money Fund
6/30/02

-----------------------------------------------------------
Seven-day effective yield (1)           0.92%

Seven-day annualized yield              0.92%

Taxable equivalent yield (2)            1.69%







1. The seven-day effective yield assumes the compounding of daily dividends.
2. Taxable equivalent yield assumes the published rates as of 12/10/01 for the maximum combined federal and New York state and City personal income tax bracket of 45.01%, based on the federal income tax rate of 38.6%. Annualized and effective yields are for the seven-day period ended 6/30/02. The Fund's average weighted maturity was 40 days. Yields reflect Fund expenses and fluctuations in interest rates on portfolio investments.
The Fund's manager has agreed in advance to waive a portion of its fees. If the manager had not taken this action, the Fund's annualized and effective yields for the period would have been 0.72% and 0.72%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS





MOODY'S
AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights


FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                                                    CLASS A
                                           ---------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                 JUNE 30, 2002              YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------------------------
                                                 (UNAUDITED)   2001        2000         1999        1998        1997
                                           ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....         $11.22     $11.34      $10.77       $11.71      $11.66      $11.29
                                           ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income (a)................            .27        .55         .57          .56         .57         .58
 Net realized and unrealized gains (losses)           .12       (.11)        .56         (.94)        .11         .38
                                           ---------------------------------------------------------------------------
Total from investment operations .........            .39        .44        1.13         (.38)        .68         .96
Less distributions from:
 Net investment income ...................           (.27)      (.56)       (.56)      (.56)         (.57)       (.59)
 Net realized gains ......................             --         --          --           --(d)     (.06)         --
                                           ---------------------------------------------------------------------------
Total distributions ......................           (.27)      (.56)       (.56)        (.56)       (.63)       (.59)
                                           ---------------------------------------------------------------------------
Net asset value, end of period ...........         $11.34     $11.22      $11.34       $10.77      $11.71      $11.66
                                           ===========================================================================

Total return (b)..........................          3.50%      4.00%      10.78%      (3.31)%       5.94%       8.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........       $278,647   $269,449    $234,528     $242,067    $270,435    $260,990
Ratios to average net assets:
 Expenses ................................           .71%(c)    .73%        .74%         .72%        .72%        .71%
 Net investment income ...................          4.81%(c)   4.83%       5.19%        4.96%       4.84%       5.09%
Portfolio turnover rate ..................          6.10%(c)   7.78%      19.66%       15.23%      12.05%      26.85%



(a)Based on average shares outstanding effective year ended December 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized.
(d)The fund distributed capital gains in the amount of $.004.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights (CONTINUED)


FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND (CONT.)

                                                                        CLASS C
                                           ---------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2002            YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------------------------
                                              (UNAUDITED)      2001        2000         1999        1998        1997
                                           ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....         $11.35     $11.46      $10.88       $11.82      $11.75      $11.37
                                           ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income (a)................            .24        .49         .51          .49         .48         .52
 Net realized and unrealized gain
(losses) .................................            .13       (.10)        .57         (.94)        .16         .38
                                           ---------------------------------------------------------------------------
Total from investment operations .........            .37        .39        1.08         (.45)        .64         .90
                                           ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ...................           (.24)      (.50)       (.50)        (.49)       (.51)       (.52)
 Net realized gains ......................             --         --          --           --(d)     (.06)         --
                                           ---------------------------------------------------------------------------
Total distributions ......................           (.24)     (.50)       (.50)        (.49)       (.57)        (.52)
                                           ---------------------------------------------------------------------------
Net asset value, end of period ...........         $11.48     $11.35      $11.46       $10.88      $11.82      $11.75
                                           ===========================================================================

Total return (b)..........................          3.26%      3.47%      10.19%      (3.87)%       5.55%       8.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........        $23,052    $18,947     $12,498      $12,309      $9,450      $5,601
Ratios to average net assets:
 Expenses ................................          1.25%(c)   1.28%       1.28%        1.27%       1.28%       1.27%
 Net investment income ...................          4.26%(c)   4.27%       4.64%        4.42%       4.27%       4.63%
Portfolio turnover rate ..................          6.10%      7.78%      19.66%       15.23%      12.05%      26.85%



(a)Based on average shares outstanding effective year ended December 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized.
(d)The fund distributed capital gains in the amount of $.004.



                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)


                                                                                   PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                     AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.8%
 Albany County GO, FGIC Insured, 5.85%, 6/01/12 ................................  $ 1,000,000 $ 1,076,290
 Albany Municipal Water Finance Authority Water and Sewer System Revenue,
  Refunding, Series A, FGIC Insured,
  5.95%, 12/01/12 ..............................................................    2,505,000   2,678,772
 Amherst IDA Civic Facility Revenue, University of Buffalo Student Housing
  Creekside, Project A, AMBAC Insured,
  5.00%, 8/01/32 ...............................................................    2,785,000   2,692,427
 Amsterdam HDC, Mortgage Revenue, Refunding, MBIA Insured, 6.25%, 1/01/25 ......    2,375,000   2,405,305
 Babylon IDA, Civic Facility Revenue, WSNCHS East Inc. Project, Series A,
  AMBAC Insured, 6.00%, 8/01/24 ................................................    4,020,000   4,347,710
 Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 .........................      200,000     239,888
 Buffalo GO, Series E, AMBAC Insured, Pre-Refunded, 6.70%,
    12/01/17 ...................................................................      360,000     409,068
    12/01/18 ...................................................................      385,000     437,476
    12/01/19 ...................................................................      410,000     465,883
 Buffalo Municipal Water Finance Authority, Water System Revenue, FSA Insured, 6.00%,
    7/01/26 ....................................................................    1,185,000   1,277,880
    7/01/29 ....................................................................    3,000,000   3,225,870
 Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/09 ......      900,000   1,054,980
 Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC
  Insured, 5.375%, 6/01/27 .....................................................    1,750,000   1,767,500
 Fredonia Central School District GO, Refunding, FGIC Insured, 5.00%, 6/01/19 ..    2,300,000   2,326,864
 Hempstead Town IDA, Civic Facilities Revenue, Hofstra University Project,
  MBIA Insured, 5.80%, 7/01/15 .................................................    1,340,000   1,455,776
 Long Island Power Authority Electric System Revenue,
    MBIA Insured, 5.75%, 12/01/24 ..............................................    1,540,000   1,609,901
    Series A, FSA Insured, 5.125%, 12/01/22 ....................................    9,300,000   9,332,550
 Middle Country Central School District Centereach GO, FSA Insured,
    4.875%, 6/01/20 ............................................................    1,650,000   1,639,209
 Monroe County IDA, Civic Facility Revenue, Nazareth College Rochester Project,
  MBIA Insured,
    5.25%, 10/01/21 ............................................................    1,520,000   1,548,834
    5.00%, 10/01/31 ............................................................    2,100,000   2,030,931
 Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13   1,055,000   1,243,107
 MTA Commuter Facilities Revenue, Series A, FSA Insured, 5.00%, 7/01/23 ........    3,000,000   3,288,870
 MTA New York Dedicated Tax Fund Revenue, Series A, FGIC Insured,
    6.00%, 4/01/30 .............................................................    2,500,000   2,671,925
    5.00%, 11/15/31 ............................................................    2,000,000   1,934,140
(b)MTA New York Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31    3,000,000   2,881,200
 MTA Transportation Revenue, Refunding, Series A, FGIC Insured, 5.25%, 11/15/31     4,000,000   4,012,440
 Nassau County GO, Public Improvement, Series E, FSA Insured, 6.00%, 3/01/20 ...    1,510,000   1,629,924
 Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
  FSA Insured, 5.75%, 8/01/29 ..................................................    2,655,000   2,777,077
 New Rochelle GO, Series C, MBIA Insured, 6.25%,
    3/15/22 ....................................................................      390,000     421,387
    3/15/23 ....................................................................      530,000     572,654
    3/15/24 ....................................................................      555,000     599,666
 New York City GO,
    Series A, MBIA Insured, 6.00%, 5/15/30 .....................................    2,000,000   2,148,940
    Series I, MBIA Insured, 5.00%, 4/15/29 .....................................    3,000,000   2,884,230
 New York City IDA, Civic Facility Revenue, Polytechnic Prep Country Day School,
  FSA Insured, 5.375%, 5/01/29 .................................................      980,000     989,183
 New York City Municipal Finance Authority Water and Sewer System Revenue,
    Refunding, Series B, FGIC Insured, 5.125%, 6/15/31 .........................    5,000,000   4,929,350
    Series A, FSA Insured, 5.375%, 6/15/26 .....................................    3,000,000   3,025,170
    Series B, MBIA Insured, 5.75%, 6/15/26 .....................................    1,900,000   2,067,960
    Series B, MBIA Insured, 5.50%, 6/15/27 .....................................    5,000,000   5,122,000
    Series G, FSA Insured, 5.00%, 6/15/34 ......................................    3,000,000   2,897,850

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                   PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                     AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 New York City Municipal Water Authority Revenue, Refunding, Series E,
  FGIC Insured, 5.00%, 6/15/26 .................................................  $ 1,000,000  $  976,770
 New York City Transitional Finance Authority Revenue, Future Tax Secured,
    Series A, FGIC Insured, 5.00%, 5/01/28 .....................................    6,000,000   5,813,520
    Series C, MBIA Insured, 4.75%, 5/01/23 .....................................    3,000,000   2,822,040
 New York City Transportation Authority MTA,
    Triborough Bridge Tunnel Authority, COP, AMBAC Insured, 5.75%, 1/01/20 .....    3,000,000   3,199,050
    Triborough COP, Series A, AMBAC Insured, 5.25%, 1/01/29 ....................    3,500,000   3,511,865
 New York City Trust Cultural Resources Revenue,
    American Museum of Natural History, Series A, MBIA Insured, 5.65%, 4/01/27 .    2,000,000   2,070,820
    Museum of Modern Art 2001,Series D, AMBAC Insured, 5.125%, 7/01/31 .........    6,500,000   6,408,220
    New York Botanical Garden, MBIA Insured, 5.75%, 7/01/16 ....................    2,000,000   2,142,040
 New York State Dormitory Authority Lease Revenue, Master Boces Program,
  Series A, FSA Insured, 5.25%, 8/15/21 ........................................    1,740,000   1,776,557
 New York State Dormitory Authority Revenue,
    853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 ......    1,340,000   1,441,023
    Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ...........................    2,460,000   2,500,442
    City University System, Consolidated Third General, Series 1, FSA Insured,
     5.50%, 7/01/29 ............................................................    1,585,000   1,626,828
    Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 ....................    2,445,000   2,667,055
    Department of Health, MBIA Insured, 5.50%, 7/01/25 .........................    2,000,000   2,046,040
    Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24  2,000,000   2,052,780
    Hartwick College, MBIA Insured, 6.25%, 7/01/12 .............................    1,000,000   1,023,320
    Insured Mortgage Nursing Home, MBIA Insured, 5.40%, 2/01/31 ................      400,000     401,900
    Insured Mortgage Nursing Home, MBIA Insured, 5.50%, 2/01/41 ................    1,880,000   1,899,439
    (b)Iona College, 5.125%, 7/01/32 ...........................................    4,000,000   3,913,040
    Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 ..........    1,500,000   1,579,200
    Mental Health Services Facilities Improvement, Series A, MBIA Insured,
     5.25%, 8/15/26 ............................................................    2,570,000   2,569,846
    Mental Health Services, Refunding, Series B, MBIA Insured,
     5.00%, 2/15/24 ............................................................    2,260,000   2,213,082
    Mental Health Services, Series D, FSA Insured, 5.25%, 2/15/29 ..............    2,000,000   2,007,060
    Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 ....    2,500,000   2,542,225
    New York University, Series 2, AMBAC Insured, 5.00%, 7/01/23 ...............      885,000     873,672
    NYSARC Inc., Series A, FSA Insured, 5.00%, 7/01/26 .........................    1,700,000   1,658,231
    Pace University, MBIA Insured, 6.00%, 7/01/29 ..............................    3,000,000   3,244,770
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ...................    6,500,000   6,859,255
    Siena College, MBIA Insured, 5.00%, 7/01/31 ................................    3,500,000   3,385,585
    Siena College, Refunding, MBIA Insured, 5.70%, 7/01/17 .....................    2,000,000   2,137,380
    St. Johns University, Series A, MBIA Insured, 5.25%, 7/01/30 ...............    3,500,000   3,508,085
    St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 ...    5,000,000   5,425,400
    University of Rochester, Refunding, Series A, MBIA Insured, 5.00%, 7/01/27 .    1,000,000     977,670
    University of Rochester, Strong Health Facilities, MBIA Insured, 5.90%,
     7/01/17 ...................................................................    2,355,000   2,529,199
    Upstate Community College, MBIA Insured, 5.125%, 7/01/30 ...................    5,945,000   5,777,173
    Wildwood Programs Inc., Refunding, MBIA Insured, 5.875%, 7/01/15 ...........    1,000,000   1,089,150
 New York State Energy Research and Development Authority Electric Facilities
  Revenue, Consolidated Edison Project,
  Refunding, Series A, AMBAC Insured, 6.10%, 8/15/20 ...........................    5,000,000   5,488,250
 New York State Energy Research and Development Authority Gas Facilities
  Revenue, Brooklyn Union Gas Project,
  Series A, MBIA Insured, 6.75%, 2/01/24 .......................................    2,240,000   2,295,619
 New York State Energy Research and Development Authority PCR,
    Central Hudson Gas, Refunding, Series A, AMBAC Insured, 5.45%, 8/01/27 .....    3,500,000   3,563,875
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured,
     6.625%, 10/01/13 ..........................................................    1,500,000   1,533,000
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured,
     7.20%, 7/01/29 ............................................................    5,000,000   5,542,300

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                     AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 New York State Energy Research and Development Authority PCR, (cont.)
    Rochester Gas and Electric Project, Refunding, Series A, MBIA Insured,
     6.35%, 5/15/32 ............................................................  $ 1,150,000 $ 1,178,210
    Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured,
     6.50%, 5/15/32 ............................................................    1,000,000   1,024,640
 New York State Environmental Facilities Corp. Water Facilities Revenue,
  Refunding, Spring Valley Water Project,
    Series A, AMBAC Insured, 6.30%, 8/01/24 ....................................    2,000,000   2,172,500
    Series B, AMBAC Insured, 6.15%, 8/01/24 ....................................    3,000,000   3,274,710
 New York State Medical Care Facilities Finance Agency Revenue,
    Hospital and Nursing Home Mortgage, Refunding,Series C, MBIA Insured,
     Pre-Refunded, 6.25%, 8/15/12 ..............................................    1,000,000   1,025,300
    Long-Term Health Care, Series A, FSA Insured, 6.80%, 11/01/14 ..............    6,285,000   6,439,108
    Long-Term Health Care, Series B, FSA Insured, 6.45%, 11/01/14 ..............    5,355,000   5,536,053
    Long-Term Health Care, Series C, FSA Insured, 6.40%, 11/01/14 ..............    4,245,000   4,347,941
    Our Lady of Victory Hospital, Series A, AMBAC Insured, 6.625%, 11/01/16 ....    1,000,000   1,022,290
    Sisters of Charity Hospital, Series A, AMBAC Insured, 6.60%, 11/01/10 ......      700,000     715,596
    Sisters of Charity Hospital, Series A, AMBAC Insured, 6.625%, 11/01/18 .....    1,500,000   1,533,435
    St. Mary's Hospital Project, Series A, AMBAC Insured, Pre-Refunded,
     6.20%, 11/01/14 ...........................................................    1,495,000   1,618,397
 New York State MTA, Refunding, AMBAC Insured, 5.00%, 7/01/30 ..................    7,000,000   6,774,670
 New York State Municipal Bond Bank Agency Program Revenue, Buffalo, Series A,
  AMBAC Insured, 5.25%, 5/15/31 ................................................    4,000,000   4,008,160
 New York State Tollway Authority General Revenue, Series C, FGIC Insured,
  Pre-Refunded, 6.00%, 1/01/25 .................................................    6,400,000   7,121,664
 New York State Tollway Authority Highway and Bridge Trust Fund Revenue,
  Series B, MBIA Insured, 4.90%, 4/01/20 .......................................    2,120,000   2,092,631
 New York State Urban Development Corp. Revenue,
    Correctional Capital Facility, Series 6, AMBAC Insured, 5.375%, 1/01/25 ....    2,480,000   2,505,222
    Correctional Facilities Service Contract, Series C, AMBAC Insured, 6.00%,
     1/01/29 ...................................................................   11,200,000  11,985,792
 Niagara County GO, Public Improvement, MBIA Insured, 6.00%,
    7/15/18 ....................................................................      500,000     543,565
    7/15/19 ....................................................................      510,000     553,585
    7/15/20 ....................................................................      610,000     660,099
 Niagara Falls New York City School District COP, High School Facility,
  MBIA Insured, 5.375%, 6/15/28 ................................................    2,000,000   2,019,900
 Niagara Falls Public Improvement, MBIA Insured,
    6.85%, 3/01/19 .............................................................    1,000,000   1,088,800
    6.90%, 3/01/20 .............................................................      500,000     544,805
    6.90%, 3/01/21 .............................................................      500,000     544,805
 Niagara Falls Water Treatment Plant Revenue, MBIA Insured, 7.00%, 11/01/12 ....    1,200,000   1,338,732
 Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo
  International Airport,
    Series A, AMBAC Insured, 6.25%, 4/01/24 ....................................    1,000,000   1,067,380
    Series C, AMBAC Insured, 6.00%, 4/01/24 ....................................    1,440,000   1,525,651
 North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
    4/01/15 ....................................................................    1,065,000   1,281,429
    4/01/16 ....................................................................    1,000,000   1,206,860
 Port Authority of New York and New Jersey Revenue, Consolidated 76th Series,
  AMBAC Insured, 6.50%, 11/01/26 ...............................................    4,230,000   4,272,300
 Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 ...........................      810,000     969,343
 Schenectady IDA Civic Facilities Revenue, GNMA Secured, Schaffer Heights A,
    6.00%, 11/01/30 ............................................................    3,000,000   3,137,490
    6.05%, 11/01/35 ............................................................    2,375,000   2,463,778
 St. Lawrence County IDA, Civic Facility Revenue, St. Lawrence University
  Project, Series A, MBIA Insured, 5.00%, 7/01/28 ..............................    2,455,000   2,392,250
 Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series B,
  MBIA Insured, 5.20%, 1/01/27 .................................................    1,000,000   1,006,020

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                     AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
    AMBAC Insured, 5.75%, 8/01/29 .............................................. $   550,000 $    576,180
    Refunding, Series A, FSA Insured, 5.125%, 10/01/26 .........................   2,000,000    1,987,480
 Westchester County Health Care Corp. Revenue, Series B, sub. lien, Westchester
  County Guaranty, 5.375%, 11/01/30 ............................................   1,500,000    1,528,605
                                                                                             ------------
 TOTAL LONG TERM INVESTMENTS (COST $284,858,748) ...............................              298,298,339
                                                                                             ------------
(a)SHORT-TERM INVESTMENTS 2.0%
 Irvine Ranch Water District GO, ID No. 284, Series A, Daily VRDN and Put,
  1.75%, 11/15/13 ..............................................................     400,000      400,000
 Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN
  and Put, 1.70%, 5/01/33 ......................................................   4,200,000    4,200,000
 New York City GO,
    Series 8, Sub Series A-8, Daily VRDN and Put, 1.75%, 8/01/18 ...............     200,000      200,000
    Series H, Sub Series H-3, Daily VRDN and Put, 1.70%, 8/01/22 ...............     400,000      400,000
    Series H, Sub Series H-3, Daily VRDN and Put, 1.70%, 8/01/23 ...............     100,000      100,000
    Sub Series E-3, Daily VRDN and Put, 1.75%, 8/01/23 .........................     400,000      400,000
    Sub Series A-10, Daily VRDN and Put, 1.95%, 8/01/16 ........................     200,000      200,000
                                                                                             ------------
 TOTAL SHORT-TERM INVESTMENTS (COST $5,900,000) ................................                5,900,000
                                                                                             ------------
 TOTAL INVESTMENTS (COST $290,758,748) 100.8% ..................................              304,198,339
 OTHER ASSETS, LESS LIABILITIES (.8)% ..........................................               (2,499,312)
                                                                                             ------------
 NET ASSETS 100.0% .............................................................             $301,699,027
                                                                                             ============


See Glossary of Terms on page 40.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights


FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                             SIX MONTHS ENDED
                                              JUNE 30, 2002            YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                (UNAUDITED)    2001      2000       1999      1998      1997
                                             ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......       $10.51    $10.56    $10.08     $10.77    $10.62    $10.28
                                             ----------------------------------------------------------------
Income from investment operations:
 Net investment income (a)..................          .23       .49       .52        .52       .51       .54
 Net realized and unrealized gains
(losses) ...................................          .29      (.03)      .49       (.70)      .18       .35
                                             ----------------------------------------------------------------
Total from investment operations ...........          .52       .46      1.01       (.18)      .69       .89
                                             ----------------------------------------------------------------
Less distributions from net investment
income .....................................         (.23)     (.51)     (.53)      (.51)     (.54)     (.55)
                                             ----------------------------------------------------------------
Net asset value, end of period .............       $10.80    $10.51    $10.56    $10.08     $10.77    $10.62
                                             ================================================================

Total return (b)............................        4.93%     4.40%    10.36%    (1.69)%     6.63%     8.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........     $140,745  $113,980   $75,703    $66,941   $80,689   $58,916
Ratios to average net assets:
 Expenses ..................................         .60%(c)   .51%      .45%       .45%      .45%      .45%
 Expenses excluding waiver and
payments by affiliate ......................         .78%(c)   .82%      .84%       .82%      .83%      .82%
 Net investment income .....................        4.26%(c)  4.61%     5.12%      4.95%     4.81%     5.26%
Portfolio turnover rate ....................        2.64%     3.15%    19.95%     17.98%    10.46%     6.87%



(a)Based on average shares outstanding effective year ended December 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)

                                                                                   PRINCIPAL
 FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                            AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.1%
 Albany County Airport Authority Revenue, Series B, FSA Insured,
    4.75%, 12/15/13 ............................................................   $1,850,000 $ 1,924,278
 Albany IDA, Civic Facility Revenue,
    Albany Medical Center Project, 5.75%, 5/01/09 ..............................    1,010,000     983,265
    St. Rose Project, Series A, AMBAC Insured, 5.00%, 7/01/12 ..................      420,000     450,383
 Amherst IDA, Civic Facility Revenue, University of Buffalo Foundation Student
  Housing Creekside, Project A,
  AMBAC Insured, 4.625%, 8/01/16 ...............................................    1,030,000   1,034,851
 Bath County Central School District GO, FSA Insured, 5.10%, 6/15/13 ...........      775,000     856,941
(b)Bath CSD GO, Refunding, FGIC Insured, 4.00%, 6/15/19 ........................    1,850,000   1,665,666
 Buffalo GO,
    Refunding, Series C, FGIC Insured, 5.25%, 12/01/15 .........................    1,225,000   1,300,607
    Series E, FSA Insured, 5.35%, 12/01/12 .....................................      880,000     953,823
 Byram Hills Central School District GO, Refunding, 4.00%, 11/15/10 ............    1,375,000   1,387,623
 Clarence Central School District, Refunding, FSA Insured, 4.75%, 5/15/15 ......    2,390,000   2,458,187
 Connetquot Central School District Islip GO, Series B, FSA Insured, 4.40%,
   6/15/16 .....................................................................    1,000,000     988,680
 Cortland County IDA, Civic Facility Revenue, Cortland Memorial Hospital Inc.
   Project, 6.15%, 7/01/02 .....................................................       25,000      25,000
 Dansville Central School District GO, Refunding, Series B, FGIC Insured,
    4.25%, 6/15/11 .............................................................      930,000     952,255
    4.35%, 6/15/12 .............................................................      870,000     891,898
    4.45%, 6/15/13 .............................................................      995,000   1,018,293
 Erie County GO,
    FGIC Insured, 4.70%, 11/01/12 ..............................................      700,000     730,968
    Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 ...............    1,000,000   1,108,770
 Franklin County IDA, Lease Revenue, County Correctional Facility Project,
    6.375%, 11/01/02 ...........................................................       15,000      15,250
 Fredonia Central School District GO, Refunding, FGIC Insured, 4.125%, 6/01/09 .    1,000,000   1,030,610
 Guam Airport Authority Revenue, Refunding, Series A, 6.00%, 10/01/03 ..........      260,000     270,777
 Guam Power Authority Revenue, Series A, ETM, 6.00%, 10/01/04 ..................    1,300,000   1,421,940
 Guilderland Central School District, Refunding, Series A, FSA Insured, 4.00%,
    5/15/10 ....................................................................    1,260,000   1,270,975
 Harborfields Central School District Greenlawn GO, FSA Insured, 5.00%, 6/01/17     2,105,000   2,164,361
 Holland Patent Central School District GO, MBIA Insured, 4.25%,
    6/15/09 ....................................................................    1,125,000   1,185,154
    6/15/10 ....................................................................    1,125,000   1,173,566
 Huntington GO, Public Improvement, 4.20%, 9/01/13 .............................    1,230,000   1,233,321
(b)Jordan-El Bridge Central School District GO, Refunding, FGIC Insured, 4.00%,
    6/15/11 ....................................................................    1,610,000   1,612,383
 Long Island Power Authority Electric System Revenue,
    MBIA Insured, 5.125%, 4/01/11 ..............................................    1,410,000   1,501,833
    Refunding, Series 8, AMBAC Insured, 5.25%, 4/01/09 .........................    2,000,000   2,187,160
 Middle Country Central School District Centereach GO, FSA Insured,
    4.75%, 6/01/17 .............................................................    1,650,000   1,668,150
 Monroe County GO, Public Improvement, FGIC Insured, 4.30%, 3/01/13 ............    3,015,000   3,048,165
 MTA Transit Facilities Revenue, Series C, FSA Insured, 4.75%, 7/01/16 .........    1,915,000   2,005,943
 MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/15 ...............    1,500,000   1,737,930
 Nassau County GO,
    Combined Sewage District, Refunding, Series F, 6.50%, 3/01/04 ..............      760,000     800,721
    General Improvements, Series V, AMBAC Insured, 5.25%, 3/01/13 ..............    1,000,000   1,056,830
    Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 ..........................    1,000,000   1,147,400
 Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
    FSA Insured, 6.00%, 8/01/10 ................................................    1,000,000   1,154,070
 New York Bridge Authority Revenue, General, 4.125%, 1/01/13 ...................    4,000,000   3,971,400
 New York City GO,
    Refunding, Series A, 6.375%, 8/01/05 .......................................    3,395,000   3,456,585
    Refunding, Series B, 6.20%, 8/15/06 ........................................    1,000,000   1,093,900

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
 FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                            AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 New York City GO, (cont.)
    Refunding, Series F, 6.00%, 8/01/12 ........................................  $   700,000 $   765,261
    Series A, Pre-Refunded, 6.375%, 8/01/05 ....................................    1,805,000   1,839,331
    Series H, 7.00%, 2/01/06 ...................................................      200,000     203,834
 New York City Health and Hospital Corp. Revenue, Health System, Refunding,
  Series A, AMBAC Insured,
  4.60%, 2/15/12 ...............................................................    1,000,000   1,029,090
 New York City IDA, Civic Facility Revenue,
    Institute of International Education Inc. Project, 5.125%, 9/01/16 .........    2,320,000   2,397,813
    USTA National Tennis Center Project, FSA Insured, 6.00%, 11/15/03 ..........    1,875,000   1,984,725
    USTA National Tennis Center Project, FSA Insured, 6.10%, 11/15/04 ..........    1,675,000   1,833,338
 New York City Transitional Finance Authority Revenue, Future Tax Secured,
    Series A, 4.75%, 11/15/13 ..................................................    1,000,000   1,035,820
    Series B, 6.00%, 11/15/13 ..................................................    1,000,000   1,133,150
    Series B, 4.75%, 11/01/16 ..................................................    2,200,000   2,222,000
 New York State Dormitory Authority Lease Revenue, State University Dormitory
    Facilities, Series A, 5.50%, 7/01/12 .......................................    1,815,000   1,986,844
 New York State Dormitory Authority Revenue,
    City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09 .........    1,000,000   1,120,070
    City University, Refunding, Series U, 6.25%, 7/01/02 .......................      100,000     100,000
    City University, Refunding, Series U, 6.35%, 7/01/04 .......................    1,720,000   1,860,644
    Department of Health, 6.25%, 7/01/04 .......................................      690,000     744,379
    Department of Health, 6.30%, 7/01/05 .......................................      735,000     809,955
    FSA Insured, 5.125%, 2/15/07 ...............................................    1,000,000   1,083,310
    Insured Mortgage Nursing Home, MBIA Insured, 4.60%, 2/01/11 ................      380,000     395,006
    (b)Iona College, 3.875%, 7/01/10 ...........................................    1,000,000     995,580
    New York Medical College, 4.30%, 7/01/06 ...................................      770,000     786,724
    Nyack Hospital, Refunding, 6.00%, 7/01/06 ..................................    2,000,000   1,803,580
    Office General Services, MBIA Insured, 5.00%, 4/01/18 ......................    2,000,000   2,033,240
    St. Johns University, Series A, MBIA Insured, 5.00%, 7/01/14 ...............      750,000     789,795
    State University, Capital Appreciation Bond, Refunding, Series B,
      MBIA Insured, 5/15/08 ....................................................    3,000,000   2,433,390
 New York State Environmental Facilities Corp. State Clean Water and Dringking
  Water Revenue, Pooled Loan
  Project, Series B, 5.80%, 1/15/16 ............................................    2,500,000   2,750,400
 New York State GO, Refunding, Series A, 4.50%, 3/15/07 ........................    1,000,000   1,056,720
 New York State Government Assistance Corp., Refunding, Series B,
    MBIA Insured, 4.875%, 4/01/20 ..............................................    3,750,000   3,703,688
 New York State HFAR, Health Facilities of New York City, Refunding, Series A,
    6.00%, 11/01/08 ............................................................    3,045,000   3,333,483
 New York State Medical Care Facilities Finance Agency Revenue,
    Huntington Hospital Mortgage Project, Refunding, Series A, 5.90%, 11/01/04 .      475,000     503,305
    Series A, FHA Insured, Pre-Refunded, 5.70%, 2/15/05 ........................      250,000     272,658
    Series A, FHA Insured, 5.70%, 2/15/05 ......................................    1,250,000   1,336,238
 New York State Mortgage Agency Revenue, Homeowner Mortgage, Series 93,
    5.75%, 10/01/12 ............................................................      900,000     956,817
    5.80%, 10/01/13 ............................................................      800,000     849,904
 New York State Tollway Authority Highway and Bridge Trust Fund Revenue,
    Series C, FGIC Insured, 5.25%, 4/01/14 .....................................    2,000,000   2,116,560
 New York State Urban Development Corp. Revenue,
    Correctional Capital Facilities, Refunding, MBIA Insured, 5.00%, 1/01/09 ...    1,525,000   1,645,826
    Correctional Facilities Service Contract, Series C, AMBAC Insured, 6.00%,
      1/01/15 ..................................................................    1,000,000   1,118,690
    Correctional Facilities, Refunding, 5.75%, 1/01/13 .........................      500,000     518,675
    Youth Facilities, 5.75%, 4/01/10 ...........................................      400,000     437,856
    Youth Facilities, 5.875%, 4/01/10 ..........................................    1,500,000   1,632,450

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                   PRINCIPAL
 FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                            AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 New York Tollway Authority Highway and Bridge Trust Fund Revenue,
   FSA Insured, 5.25%, 4/01/12 .................................................  $1,620,000 $  1,775,131
 North Hempstead GO, Refunding, FGIC Insured, 6.00%, 7/15/14 ...................   1,715,000    1,915,192
 Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue,
   Refunding, 6.65%, 4/01/05 ...................................................     125,000      132,265
 Puerto Rico Commonwealth GO, 6.00%, 7/01/05 ...................................   1,000,000    1,094,940
 Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04 ........   1,500,000    1,613,685
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
  Facilities Financing Authority Hospital
  Revenue, Mennonite General Hospital Project, Series A, 6.375%, 7/01/06 .......   1,245,000    1,230,583
 Rochester GO, Series B, MBIA Insured, 4.125%, 2/15/10 .........................   1,010,000    1,028,816
 Saratoga Springs City School District GO, Series A, FSA Insured,
    4.50%, 6/15/15 .............................................................   1,025,000    1,040,939
 Suffolk County GO, Public Improvement, Refunding, Series A, MBIA Insured,
    4.10%, 4/01/11 .............................................................   1,155,000    1,169,357
 Suffolk County Judicial Facilities Agency Service Agreement Revenue,
   John P. Cohalan Complex, AMBAC Insured,
    5.25%, 10/15/14 ............................................................   1,435,000    1,532,307
    5.00%, 4/15/16 .............................................................   1,000,000    1,035,230
 Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding,
   MBIA Insured, 5.10%, 6/01/13 ................................................   2,000,000    2,161,640
 Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
   AMBAC Insured, 5.75%, 4/01/20 ...............................................   1,000,000    1,069,320
 Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 ........   3,000,000    3,173,730
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
    5.125%, 7/01/13 ............................................................   1,775,000    1,838,740
 Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    4.875%, 7/01/06 ............................................................   1,985,000    2,074,623
    5.00%, 7/01/09 .............................................................     520,000      539,874
 Yonkers GO, Series A, AMBAC Insured, 5.00%, 12/15/14 ..........................   1,795,000    1,872,670
 Yorktown Central School District GO, MBIA Insured, 4.625%, 6/15/18 ............   1,890,000    1,872,082
                                                                                             ------------
 TOTAL LONG TERM INVESTMENTS (COST $130,898,096) ...............................              136,731,185
                                                                                             ------------
(a)SHORT-TERM INVESTMENTS 3.5%
Long Island Power Authority Electric Systems Revenue, Sub Series 2,
  Daily VRDN and Put, 1.70%, 5/01/33 ...........................................   1,100,000    1,100,000
 New York City GO,
    Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put,
      1.75%, 8/01/14 ...........................................................     800,000      800,000
    Series 8, Sub Series A-8, Daily VRDN and Put, 1.20%, 8/01/18 ...............     200,000      200,000
    Series A-4, Daily VRDN and Put, 1.80%, 8/01/21 .............................     400,000      400,000
    Series H, Sub Series H-3, Daily VRDN and Put, 1.70%, 8/01/20 ...............     500,000      500,000
    Series H, Sub Series H-3, Daily VRDN and Put, 1.70%, 8/01/22 ...............     700,000      700,000
    Sub Series A-10, Daily VRDN and Put, 1.95%, 8/01/16 ........................     500,000      500,000
    Sub Series E-3, Daily VRDN and Put, 1.75%, 8/01/23 .........................     700,000      700,000
                                                                                             ------------
 TOTAL SHORT-TERM INVESTMENTS (COST $4,900,000) ................................                4,900,000
                                                                                             ------------
 TOTAL INVESTMENTS (COST $135,798,096) 100.6% ..................................              141,631,185
 OTHER ASSETS, LESS LIABILITIES (.6)% ..........................................                 (885,876)
                                                                                             ------------
 NET ASSETS 100.0% .............................................................             $140,745,309
                                                                                             ============



See Glossary of Terms on page 40.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights


FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                              SIX MONTHS ENDED
                                                JUNE 30, 2002            YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                 (UNAUDITED)   2001      2000       1999      1998      1997
                                              ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........      $ 1.00    $ 1.00    $ 1.00     $ 1.00    $ 1.00    $ 1.00
                                              ---------------------------------------------------------------
Income from investment operations - net investment
 income .....................................        .004      .021      .030       .030      .030      .030
Less distributions from net investment
income ......................................       (.004)    (.021)    (.030)     (.030)    (.030)    (.030)
                                              ---------------------------------------------------------------
Net asset value, end of period ..............      $ 1.00    $ 1.00    $ 1.00     $ 1.00    $ 1.00    $ 1.00
                                              ===============================================================
Total return (a).............................        .43%     2.08%     3.35%      2.56%     2.79%     3.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........     $78,011   $70,243   $67,950    $69,164   $57,878   $63,720
Ratios to average net assets:
 Expenses ...................................        .60%(b)    60%      .60%       .60%      .60%      .60%
 Expenses excluding waiver and payments
 by affiliate ...............................        .80%(b)   .78%      .80%       .83%      .83%      .81%
 Net investment income ......................        .88%(b)  2.07%     3.30%      2.54%     2.75%     2.97%





(a)Total return does not reflect the contingent deferred sales charge and is not annualized for periods less than one year.
(b)Annualized.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)


                                                                                     PRINCIPAL
 FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                               AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 INVESTMENTS 103.9%
(a)Jay Street Development Corp. Certificates Facility Lease Revenue, Jay Street
  Project, Series A-1, Weekly VRDN and Put,
  1.10%, 5/01/22 ................................................................... $1,300,000  $1,300,000
(a)Long Island Power Authority Electric Systems Revenue, Sub Series 2,
  Daily VRDN and Put, 1.00%, 5/01/33 ...............................................  4,600,000    4,600,000
(b)Nassau County Interim Finance Authority Revenue, BAN, Series A-1, 3.00%, 3/13/03   3,375,000    3,412,260
 New York City GO,
    Series B, Pre-Refunded, 6.75%, 10/01/02 ........................................  1,000,000    1,027,992
  (a)Series H, Sub Series H-3, Daily VRDN and Put, 1.00%, 8/01/20 ..................  1,300,000    1,300,000
  (a)Sub Series A-7, Daily VRDN and Put, 1.00%, 8/01/20 ............................  2,200,000    2,200,000
(a)New York City HDC, MF Rental Housing Revenue,
    Brittany Development, Series A, Weekly VRDN and Put, 1.25%, 6/15/29 ............  1,500,000    1,500,000
    One Columbus Place Development, Series A, Weekly VRDN and Put, 1.20%, 11/15/28    1,000,000    1,000,000
    Tribeca Tower, Series A, FNMA Insured, Weekly VRDN and Put, 1.15%, 11/15/19       2,100,000    2,100,000
(a)New York City Health and Hospital Corp. Revenue, Health Systems, Series D,
  Weekly VRDN and Put, 1.10%, 2/15/26                       1,400,000    1,400,000
(a)New York City IDA, Civic Facility Revenue, National Audubon Society, Daily
  VRDN and Put, 1.10%, 12/01/14 ....................................................    500,000      500,000
(a)New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series C, FGIC Insured, Daily VRDN and Put, 1.10%, 6/15/22 .....................    800,000      800,000
    Series C, FGIC Insured, Daily VRDN and Put, 1.10%, 6/15/23 .....................  1,800,000    1,800,000
    Series F-1, Daily VRDN and Put, 1.05%, 6/15/33 .................................  2,400,000    2,400,000
    Series G, FGIC Insured, Daily VRDN and Put, 1.00%, 6/15/24 .....................  1,500,000    1,500,000
 New York City Transit Authority MTA, TECP, 1.35%, 8/05/02 .........................  2,000,000    2,000,000
 New York City Transitional Finance Authority Revenue,
   (a)Future Tax Secured, Series A-1, Weekly VRDN and Put, 1.05%, 11/15/26 .........  2,000,000    2,000,000
    New York City Recovery Notes, Series A, 3.25%, 10/02/02 ........................  2,000,000    2,005,585
(a)New York City Trust Cultural Resources Revenue,
    American Museum Natural History, Series B, MBIA Insured, Weekly VRDN
     and Put, 1.10%, 4/01/21 .......................................................    900,000      900,000
    American Museum of Natural History, Series B, AMBAC Insured, Annual VRDN
     and Put, 2.60%, 7/01/03 .......................................................  1,500,000    1,500,000
    Museum of Broadcasting, Weekly VRDN and Put, 1.15%, 5/01/14 ....................  2,000,000    2,000,000
 New York State Dormitory Authority Mount Sinai TECP, 1.55%, 7/02/02 ...............  2,500,000    2,500,000
 New York State Dormitory Authority Revenue,
    New York Methodist Hospital, AMBAC Insured, 4.25%, 7/01/02 .....................  2,820,000    2,820,000
   (a)New York Public Library, Series B, MBIA Insured, Weekly VRDN and Put, 1.10%,
      7/01/28 ......................................................................  3,600,000    3,600,000
   (a)Oxford University Press Inc., Weekly VRDN and Put, 1.15%, 7/01/25 ............    700,000      700,000
   (a)Rockefeller University, Series A2, Weekly VRDN and Put, 1.20%, 7/01/32 .......  2,000,000    2,000,000
(a)New York State Energy Research and Development Authority Facilities Revenue,
  Consolidated Edison Co.,
  Series A-1, Weekly VRDN and Put, 1.30%, 6/01/36 ..................................  1,000,000    1,000,000
(a)New York State Energy Research and Development Authority PCR,
    New York State Electric and Gas, Daily VRDN and Put, 1.07%, 6/01/29 ............    800,000      800,000
    Orange and Rockland Project, Series A, AMBAC Insured, Weekly VRDN and Put,
      1.10%, 8/01/15 ...............................................................  1,350,000    1,350,000
    Orange and Rockland Project, Series A, Weekly VRDN and Put, 1.10%, 10/01/14       1,000,000    1,000,000
    Rochester Gas and Electric Corp., Refunding, Series B, MBIA Insured, Weekly
      VRDN and Put, 1.15%, 8/01/32 .................................................  3,200,000    3,200,000
 New York State Energy Research and Development Authority Service Contract
  Revenue, Western New York Nuclear
  Service Center Project, 5.25%, 4/01/03 ...........................................  2,000,000    2,055,534
 New York State Environmental Facilities Corp., TECP, 1.45%, 8/07/02 ...............  2,000,000    2,000,000
 New York State GO,
    Environmental Quality, Series G, 2.05%, 10/02/02 ...............................  2,000,000    2,000,000
   (a)Series B, Annual VRDN and Put, 2.60%, 8/07/02 ................................  2,000,000    2,000,000

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                            AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
(a)New York State HFAR,
    Liberty View, Series A, Weekly VRDN and Put, 1.10%, 11/15/19 ...............   $2,400,000 $ 2,400,000
    Normandie Court I Project, Weekly VRDN and Put, 1.10%, 5/15/15 .............    2,000,000   2,000,000
(a)New York State Job Development Authority Revenue, State Guaranteed, Series A-1
  to A-36, Daily VRDN and Put, 1.12%, 3/01/05 ..................................      410,000     410,000
(a)New York State Local Government Assistance Corp. Revenue, Series F, Weekly
  VRDN and Put, 1.10%, 4/01/25 .................................................    5,000,000   5,000,000
(a)New York State Medical Care Facilities Finance Agency Revenue, Pooled
  Equipment Loan Program, II-A, Weekly VRDN
  and Put, 1.15%, 11/01/03 .....................................................      365,000     365,000
 New York State Power Authority Revenue TECP, 1.30%, 9/03/02 ...................    3,000,000   3,000,000
 Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
  Series T, Pre-Refunded, 6.625%, 7/01/02 ......................................    2,000,000   2,030,000
(a)Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series C,
  AMBAC Insured, Weekly VRDN and Put,
  1.10%, 1/01/13 ...............................................................    1,600,000   1,600,000
                                                                                              -----------
 TOTAL INVESTMENTS (COST $81,076,371) 103.9% ...................................               81,076,371
 OTHER ASSETS, LESS LIABILITIES (3.9)% .........................................               (3,065,144)
                                                                                              -----------
 NET ASSETS 100.0% .............................................................              $78,011,227
                                                                                              ===========




See Glossary of Terms on page 40.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)



GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AMBAC   -  American Municipal Bond Assurance Corp.
BAN     -  Bond Anticipation Notes
COP     -  Certificate of Participation
ETM     -  Escrow to Maturity
FGIC    -  Financial Guaranty Insurance Corp.
FHA     -  Federal Housing Authority
FNMA    -  Federal National Mortgage Association
FSA     -  Financial Security Assistance
GNMA    -  Government National Mortgage Association
GO      -  General Obligation
HDC     -  Housing Development Corp.
HFAR    -  Housing Finance Authority/Agency Revenue
IDA     -  Industrial Development Authority/Agency
MBIA    -  Municipal Bond Investors Assurance Corp.
MF      -  Multi-Family
MTA     -  Metropolitan Transit Authority
PCR     -  Pollution Control Revenue
PFAR    -  Public Financing Authority Revenue
TECP    -  Tax-Exempt Commercial Paper
VRDN    -  Variable Rate Demand Notes

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

                                                   FRANKLIN NEW YORK       FRANKLIN NEW YORK        FRANKLIN NEW YORK
                                                   INSURED TAX-FREE        INTERMEDIATE-TERM           TAX-EXEMPT
                                                      INCOME FUND        TAX-FREE INCOME FUND          MONEY FUND
                                                  ------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ........................................       $290,758,748            $135,798,096           $81,076,371
                                                  ------------------------------------------------------------------
  Value .......................................        304,198,339             141,631,185            81,076,371
 Cash .........................................             87,954                  55,000                29,266
 Receivables:
  Beneficial shares sold ......................          1,246,126               2,274,847                    --
  Interest ....................................          5,243,470               1,960,082               368,570
  Other assets ................................                 --                   3,814                63,374
                                                  ------------------------------------------------------------------
      Total assets ............................        310,775,889             145,924,928            81,537,581
                                                  ------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .............          6,806,010               4,250,312             3,412,260
  Beneficial shares redeemed ..................          1,504,099                 674,274                    --
  Affiliates ..................................            233,318                  78,203                48,069
  Shareholders ................................            227,441                  29,755                42,047
 Distributions to shareholders ................            301,318                 147,075                 9,327
 Other liabilities ............................              4,676                      --                14,651
                                                  ------------------------------------------------------------------
      Total liabilities .......................          9,076,862               5,179,619             3,526,354
                                                  ------------------------------------------------------------------
       Net assets, at value ...................       $301,699,027            $140,745,309           $78,011,227
                                                  ==================================================================
Net assets consist of:
 Undistributed net investment income ..........       $   (205,291)           $    (20,784)          $        --
 Net unrealized appreciation ..................         13,439,591               5,833,089                    --
 Accumulated net realized loss ................         (3,602,160)             (3,065,550)                   --
 Beneficial shares ............................        292,066,887             137,998,554            78,011,227
                                                  ------------------------------------------------------------------
       Net assets, at value ...................       $301,699,027            $140,745,309           $78,011,227
                                                  ==================================================================

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2002 (UNAUDITED)


                                                  FRANKLIN NEW YORK          FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                  INSURED TAX-FREE           INTERMEDIATE-TERM          TAX-EXEMPT
                                                     INCOME FUND           TAX-FREE INCOME FUND         MONEY FUND
                                                  -------------------------------------------------------------------
CLASS A:
 Net assets, at value ..........................      $278,646,594            $140,745,309           $78,011,227
                                                  ===================================================================
 Shares outstanding ............................        24,565,393              13,027,775            78,011,227
                                                  ===================================================================
 Net asset value per share* ....................            $11.34                  $10.80                 $1.00
                                                  ===================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%,
    97.75%, 100% respectively) .................            $11.84                  $11.05                 $1.00
                                                  ===================================================================
CLASS C:
 Net assets, at value ..........................      $ 23,052,433                      --                    --
                                                  ===================================================================
 Shares outstanding ............................         2,007,254                      --                    --
                                                  ===================================================================
 Net asset value per share* ....................            $11.48                      --                    --
                                                  ===================================================================
 Maximum offering price per share
 (net asset value per share / 99%) .............            $11.60                      --                    --
                                                  ===================================================================



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)



                                                     FRANKLIN NEW YORK     FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                     INSURED TAX-FREE      INTERMEDIATE-TERM          TAX-EXEMPT
                                                        INCOME FUND      TAX-FREE INCOME FUND         MONEY FUND
                                                     ---------------------------------------------------------------
Investment income:
 Interest ..........................................    $ 8,019,320             $3,090,958             $559,793
                                                     ---------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................        776,654                382,783              235,907
 Distribution fees (Note 3)
  Class A ..........................................        129,515                 62,894                   --
  Class C ..........................................         66,200                     --                   --
 Transfer agent fees (Note 3) ......................         64,864                 20,297               36,228
 Custodian fees ....................................          1,398                    553                  356
 Reports to shareholders ...........................          8,475                  4,090               11,065
 Registration and filing fees ......................          7,232                  3,911                3,805
 Professional fees .................................          8,154                  6,435                5,302
 Trustees' fees and expenses .......................          7,490                  2,906                1,881
 Other .............................................          7,953                  5,611                8,725
                                                     ---------------------------------------------------------------
    Total expenses .................................      1,077,935                489,480              303,269
    Expenses waived/paid by affiliate (Note 3) .....             --               (111,403)             (76,868)
                                                     ---------------------------------------------------------------
       Net expenses ................................      1,077,935                378,077              226,401
                                                     ---------------------------------------------------------------
        Net investment income ......................      6,941,385              2,712,881              333,392
                                                     ---------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........        215,946                 (8,013)                  --
 Net unrealized appreciation on investments ........      3,008,401              3,393,153                   --
                                                     ---------------------------------------------------------------
Net realized and unrealized gain ...................      3,224,347              3,385,140                   --
                                                     ---------------------------------------------------------------
Net increase in net assets resulting from operations    $10,165,732             $6,098,021             $333,392
                                                     ===============================================================

                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2001

                                                                                   FRANKLIN NEW YORK
                                               FRANKLIN NEW YORK INSURED           INTERMEDIATE-TERM
                                                  TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                            --------------------------------------------------------------
                                              SIX MONTHS                      SIX MONTHS
                                                  ENDED      YEAR ENDED           ENDED       YEAR ENDED
                                            JUNE 30, 2002  DEC. 31, 2001     JUNE 30, 2002   DEC. 31, 2001
                                            --------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................  $  6,941,385  $ 12,741,825       $  2,712,881   $  4,285,796
  Net realized gain (loss) from investments       215,946       232,949             (8,013)          (381)
  Net unrealized appreciation (depreciation)
   on investments .........................     3,008,401    (3,088,006)         3,393,153       (933,556)
                                            --------------------------------------------------------------
      Net increase in net assets resulting
       from operations ....................    10,165,732     9,886,768          6,098,021      3,351,859
 Distributions to shareholders from:
  Net investment income:
   Class A ................................    (6,499,702)  (12,437,825)        (2,645,313)    (4,413,709)
   Class C ................................      (430,976)     (675,020)                --             --
                                            --------------------------------------------------------------
 Total distributions to shareholders ......    (6,930,678)  (13,112,845)        (2,645,313)   (4,413,709)
 Beneficial share transactions: (Note 2)
   Class A ................................     6,201,235    37,955,440         23,312,951     39,338,574
   Class C ................................     3,866,519     6,641,507
                                            --------------------------------------------------------------
 Total beneficial share transactions ......    10,067,754    44,596,947         23,312,951     39,338,574
      Net increase in net assets ..........    13,302,808    41,370,870         26,765,659     38,276,724
Net assets
 Beginning of period ......................   288,396,219   247,025,349        113,979,650     75,702,926
                                            --------------------------------------------------------------
 End of period ............................  $301,699,027  $288,396,219       $140,745,309   $113,979,650
                                            ==============================================================
Undistributed net investment income included
 in net assets:
  End of period ...........................  $   (205,291) $   (215,998)      $    (20,784)  $    (88,352)
                                            ==============================================================

                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2001


                                                                                     FRANKLIN NEW YORK
                                                                                    TAX-EXEMPT MONEY FUND
                                                                              -------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED        YEAR ENDED
                                                                              JUNE 30, 2002 DECEMBER 31, 2001
                                                                              -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................   $   333,392    $ 1,508,463
 Distributions to shareholders from net investment income ..................      (333,392)    (1,508,463)
 Beneficial share transactions (Note 2) ....................................     7,767,924      2,292,956
                                                                              -------------------------------
      Net increase in net assets ...........................................     7,767,924      2,292,956
Net assets (there is no undistributed net investment income at beginning or end of period)
 Beginning of period .......................................................    70,243,303     67,950,347
                                                                              -------------------------------
 End of period .............................................................   $78,011,227    $70,243,303
                                                                              ===============================

                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of three series (the Funds). The Funds' investment objectives are to provide a high level of current income exempt from federal and New York personal income taxes, while seeking the preservation of capital. The New York Tax-Exempt Money Fund (Money Fund) also seeks liquidity in its investments. The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

B. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. For the Franklin New York Insured Tax-Free Income Fund (Insured Fund) and the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund), dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.

D. INSURANCE

The scheduled payments of interest and principal for each municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the Insured Fund are secured by collateral guarantee by an agency of the U.S. government.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INSURANCE (CONT.)

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the Insured Fund, or paid by a third party.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amount of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        CLASS A                              CLASS A & CLASS C
        ----------------------------------------------------------
        Intermediate-Term Fund               Insured Fund
        Money Fund

At June 30, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                              INSURED FUND          INTERMEDIATE-TERM FUND      MONEY FUND
                                        ------------------------------------------------------------------
                                           SHARES      AMOUNT         SHARES      AMOUNT          AMOUNT
                                        ------------------------------------------------------------------
CLASS A SHARES:
Six months ended June 30, 2002
Shares sold ...........................  1,950,861 $ 22,052,703     3,624,100 $ 38,683,043   $ 56,506,510
Shares issued in reinvestment of
 distributions ........................    300,936    3,399,345       136,705    1,459,496        329,048
Shares redeemed ....................... (1,703,634) (19,250,813)   (1,578,641) (16,829,588)   (49,067,634)
                                        ------------------------------------------------------------------
Net increase ..........................    548,163 $  6,201,235     2,182,164 $ 23,312,951   $  7,767,924
                                        ==================================================================
Year ended December 31, 2001
Shares sold ...........................  4,719,449 $ 53,688,558     4,972,928 $ 53,160,028   $ 60,846,759
Shares issued in reinvestment of
 distributions ........................    569,519    6,464,649       225,943    2,410,196      1,515,102
Shares redeemed ....................... (1,954,803) (22,197,767)   (1,522,127) (16,231,650)   (60,068,905)
                                        ------------------------------------------------------------------
Net increase ..........................  3,334,165 $ 37,955,440     3,676,744 $ 39,338,574   $  2,292,956
                                        ==================================================================

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                            INSURED FUND
                                                   ----------------------------
                                                     SHARES            AMOUNT
                                                   ----------------------------
CLASS C SHARES:
Six months ended June 30, 2002
Shares sold                                          484,185       $ 5,541,936
Shares issued in reinvestment of distributions        23,740           271,376
Shares redeemed                                    (170,039)        (1,946,793)
                                                   ----------------------------
Net increase                                         337,886       $ 3,866,519
                                                   ============================
Year ended December 31, 2001
Shares sold                                          757,071       $ 8,691,943
Shares issued in reinvestment of distributions        34,512           396,203
Shares redeemed                                    (212,658)        (2,446,639)
                                                   ----------------------------
Net increase                                         578,925       $ 6,641,507
                                                   ============================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                                            AFFILIATION
----------------------------------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                                                Investment manager
        Franklin Templeton Services, LLC (FT Services)                                    Administrative manager
        Franklin/Templeton Investor Services, LLC (Investor Services)                     Transfer agent
        Franklin/Templeton Distributors, Inc. (Distributors)                              Principal underwriter

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured Fund and the Intermediate-Term Fund and on the average daily net assets of the Money Fund as follows:

        ANNUALIZED         FEE RATE NET ASSETS
        -----------------------------------------------------------------------
           .625%           First $100 million
           .500%           Over $100 million, up to and including $250 million
           .450%           In excess of $250 million

Advisers agreed in advance to waive management fees for the Money Fund and the Intermediate-Term Fund, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Intermediate-Term Fund reimburses Distributors up to .10% per year of its average daily net assets and the Insured Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                             INSURED    INTERMEDIATE-
                                              FUND        TERM FUND
                                             ------------------------
        Net commissions paid ............... $40,066        $28,671
        Contingent deferred sales charges .. $19,677        $16,964

The Funds paid transfer agent fees of $121,389 of which $91,624 was paid to Investor Services.


4 . INCOME TAXES

At December 31, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                 INSURED   INTERMEDIATE-
                                                   FUND      TERM FUND
                                                ------------------------
        Capital loss carryovers expiring in:
         2002 ................................  $       --  $2,297,936
         2004 ................................          --     261,595
         2007 ................................   1,346,631     213,880
         2008 ................................   2,471,475     283,875
         2009 ................................          --         251
                                                ------------------------
                                                $3,818,106  $3,057,537
                                                ========================

At June 30, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                                       INSURED     INTERMEDIATE-
                                         FUND        TERM FUND
                                     ---------------------------
        Cost of Investments ........ $290,711,367   $135,798,096
                                     ---------------------------
        Unrealized appreciation .... $ 14,107,180   $ 6,079,703
        Unrealized depreciation ....     (620,208)     (246,614)
                                     ---------------------------
        Net unrealized appreciation  $ 13,486,972   $  5,833,089
                                     ===========================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002, were as follows:

                                      INSURED   INTERMEDIATE-
                                        FUND      TERM FUND
                                    -------------------------
        Purchases                   $26,707,686   $27,416,080
        Sales                       $17,618,765   $ 3,257,960

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


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


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


LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS



GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund (1)
Franklin Capital Growth Fund (2)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Small Cap Growth Fund II (3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund (4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund



Franklin Small Cap Value Fund (5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund (6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust (7)
Franklin Short-Intermediate
 U.S. Government Securities Fund (6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund (6)
Franklin Federal Money Fund (6,8)
Franklin Money Fund (6,8)



TAX-FREE INCOME (9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund (10)
Tax-Exempt Money Fund (6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)


Alabama
Arizona
California (11)
Colorado
Connecticut
Florida (11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts (10)
Michigan (10)
Minnesota (10)
Missouri
New Jersey
New York (11)
North Carolina
Ohio (10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust (12)



1. Effective 9/1/02, the fund's name will change to Franklin Flex Cap Growth Fund and its investment criteria will be modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
2. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
3. The fund is closed to all new investors. Existing shareholders can continue adding to their account through exchanges and purchases.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           08/02


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FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.




SEMIANNUAL REPORT
FRANKLIN NEW YORK TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTRATION MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin New York Tax-Free Trust prospectus, which contains more complete information including charges and expenses. To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

NYT S2002 08/02
                              [RECYCLE SYMBOL OMITTED] Printed on recycled paper